UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

CROSSTEX ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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0000092451_1 R1.0.0.11699

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 06, 201 I CROSSTEX ENERGY, INC. BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Investor Address Investor Address Investor Address Investor Address Line 1 Line 2 Line 3 Line 4 Line 5 1 of 2 12 15 John Sample 1234 ANYWHERE street ANY CITY, ON A1A 1A1 Meeting Information Meeting Type: Annual Meeting For holders as of: March 18, 2011 Date: May 06, 2011 Time: 11:30 AM CDT Location: Company Office 2501 Cedar Springs Dallas, Texas, 75201 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # BARCODE

0000092451_2 R1.0.0.11699— Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: I. Form 10-K 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow -^ | XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: I -800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2011 to facilitate timely delivery. — How To Vote — Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000092451_3 R1.0.0.11699 Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Barry E. Davis 02 Robert F. Murchison The Board of Directors recommends you vote FOR the following proposal (s): 2 Proposal to ratify the appointment of KPMG LLP as Crosstex Energy, Inc.'s independent public accounting fir for the fiscal year ended December 31, 2011. 3 Proposal to approve the compensation paid to the company's named executive officers as disclosed in the proxy statement. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4 Proposal to recommend, by non-binding vote, the frequency of executive compensation votes. The Board of Directors recommends you vote AGAINST the following proposal (s): 5 Stockholder proposal to amend the employment policy of Crosstex Energy, Inc. to explicitly prohibit discrimination based on sexual orientation and gender identity or expression. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000 0000 0000 Broadridge Internal Use Only XXXXXXXXXX XXXXXXXXXX CUSIP  Job # Envelope # Sequence # # of # Sequence # BARCODE

0000092451_4 R1.0.0.11699 Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

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